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                            JANUS MONEY MARKET FUND
                       JANUS GOVERNMENT MONEY MARKET FUND
                       JANUS TAX-EXEMPT MONEY MARKET FUND
                              Institutional Shares
                         100 Fillmore Street, Suite 300
                             Denver, CO 80206-4923
                                 (800) 29JANUS

               April 14, 1995 as supplemented September 28, 1995


Janus Money Market Fund, Janus Government Money Market Fund, and Janus Tax-Exempt Money Market Fund (individually, a "Fund" and, collectively, the "Funds") are designed for investors who seek maximum current income consistent with stability of capital. This prospectus offers a separate class of shares of each Fund (collectively, the "Shares") exclusively to institutional and individual clients meeting minimum investment requirements. Each Fund is a separate series of Janus Investment Fund (the "Trust"), an open-end management investment company. The Funds are recently organized and have a limited operating history.


Each Fund invests exclusively in high quality money market instruments. AN INVESTMENT IN A FUND IS NEITHER INSURED NOR GUARANTEED BY THE U.S. GOVERNMENT. THERE IS NO ASSURANCE THAT A FUND WILL BE ABLE TO MAINTAIN A STABLE NET ASSET VALUE OF $1.00 PER SHARE.


The Shares are offered only to certain institutional investors, including corporations, foundations and trusts, and individuals meeting the minimum investment requirements. The Shares are offered with no sales charges, commissions, redemption fees, Rule 12b-1 fees or deferred sales charges. The minimum initial investment is $250,000. There is no minimum amount required for subsequent investments. For complete details on how to purchase, redeem and exchange Shares, please see the Shareholder's Guide beginning at page 10.


This Prospectus contains information about the Shares that prospective investors should consider before investing and should be read carefully and retained for future reference. Additional information about the Shares is contained in the Statement of Additional Information ("SAI") dated April 14, 1995, as supplemented September 28, 1995, which is filed with the Securities and Exchange Commission ("SEC") and is incorporated by reference into this Prospectus. The SAI is available upon request and without charge by writing or calling the Funds at the address or telephone number shown above.

THESE SECURITIES HAVE NOT BEEN APPROVED OR DISAPPROVED BY THE SEC OR ANY STATE SECURITIES COMMISSION NOR HAS THE SEC OR ANY STATE SECURITIES COMMISSION PASSED UPON THE ACCURACY OR ADEQUACY OF THIS PROSPECTUS. ANY REPRESENTATION TO THE CONTRARY IS A CRIMINAL OFFENSE.

THIS PROSPECTUS DOES NOT CONSTITUTE AN OFFER TO SELL SECURITIES IN ANY STATE OR OTHER JURISDICTION TO ANY PERSON TO WHOM IT IS UNLAWFUL TO MAKE SUCH AN OFFER IN SUCH STATE OR OTHER JURISDICTION.


CONTENTS

FEE TABLE
          .................................................................    2
FINANCIAL HIGHLIGHTS
          .................................................................    3
INVESTMENT OBJECTIVES,
  POLICIES AND TECHNIQUES
          .................................................................    4
INVESTMENT ADVISER AND ADMINISTRATOR
          .................................................................    7
DISTRIBUTIONS AND TAXES
          .................................................................    8
PERFORMANCE
          .................................................................    9
MISCELLANEOUS INFORMATION
          .................................................................    9
SHAREHOLDER'S GUIDE
How to Open an Account ....................................................   10
Purchasing Shares .........................................................   10
How to Exchange Shares ....................................................   11
How to Redeem Shares ......................................................   11
Special Shareholder Services
  and Other Information ...................................................   11


                                                                  APRIL 14, 1995
                                              AS SUPPLEMENTED SEPTEMBER 28, 1995
JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS

FEE TABLE

SHAREHOLDER TRANSACTION EXPENSES (Applicable to each Fund)

Sales Load Imposed on Purchases                     None
Sales Load Imposed on Reinvested Dividends          None
Deferred Sales Load                                 None
Redemption Fees                                     None
Exchange Fee                                        None


ANNUAL OPERATING EXPENSES*
(Expressed as a percentage of average net assets)

                                                             Management Fee      Other Expenses   Total Operating Expenses
                                                             --------------      --------------   ------------------------
Janus Money Market Fund - Institutional Shares                     .10%               .05%                    .15%
Janus Government Money Market Fund - Institutional Shares          .10%               .05%                    .15%
Janus Tax-Exempt Money Market Fund - Institutional Shares          .10%               .05%                    .15%

EXAMPLE*

You would indirectly pay the following expenses on a $1,000 investment, assuming a 5% annual return, with or without redemption at the end of each period:

                                                               1 Year    3 Years
                                                               ------    -------
Janus Money Market Fund - Institutional Shares                     $2         $5
Janus Government Money Market Fund - Institutional Shares          $2         $5
Janus Tax-Exempt Money Market Fund - Institutional Shares          $2         $5

*The fees and expenses in the table and example above are based on the estimated fees and expenses that the Shares expect to incur in their initial fiscal year, net of fee waivers from the investment adviser. Without such waivers, the Management Fee, Other Expenses and Total Operating Expenses are estimated to be
 .20%, .15% and .35%, respectively. See "Investment Adviser and Administrator" for a more detailed discussion of the fees.

THE EXPENSES IN THE EXAMPLE ABOVE SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE EXPENSES AND ACTUAL EXPENSES MAY BE GREATER OR LESS THAN THOSE SHOWN. THE ASSUMED 5% ANNUAL RETURN IS HYPOTHETICAL AND SHOULD NOT BE CONSIDERED A REPRESENTATION OF PAST OR FUTURE ANNUAL RETURNS, WHICH MAY BE GREATER OR LESS THAN THE ASSUMED AMOUNT.

The purpose of the preceding table and example is to assist the investor in understanding the various costs and expenses that an investor in each Fund will bear directly or indirectly. These expenses are described in greater detail under "Investment Adviser and Administrator."


                                                                  APRIL 14, 1995
                                              AS SUPPLEMENTED SEPTEMBER 28, 1995
JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS

FINANCIAL HIGHLIGHTS

The unaudited information below is for the period from April 14, 1995 (inception) to August 31, 1995. Expense and income ratios have been annualized while total returns have not been annualized.

                                                       Janus                    Janus                     Janus
                                                    Money Market      Government Money Market   Tax-Exempt Money Market
    Institutional Shares                               Fund(1)                  Fund(1)                   Fund(1)
    --------------------                               -------                  -------                   -------
 1. Net asset value, beginning of period                $1.00                    $1.00                     $1.00
    Income from investment operations:
 2. Net investment income                                 .01                      .01                       .01
 3. Net gains or (losses) on securities
    (both realized and unrealized)                      --                       --                        --
 4. Total from investment operations                      .01                      .01                       .01
    Less distributions:
 5. Dividends (from net investment income)               (.01)                    (.01)                     (.01)
 6. Distributions (from capital gains)                  --                       --                        --
 7. Total distributions                                  (.01)                    (.01)                     (.01)
 8. Net asset value, end of period                      $1.00                    $1.00                     $1.00
 9. Total return                                         2.26%                    2.21%                     1.43%
10. Net assets, end of period (in thousands)         $370,947                  $42,540                       $10
11. Ratio of expenses to average net assets               .15%                     .15%                      .15%
12. Ratio of net investment income
    to average net assets                                5.90%                    5.77%                     3.87%

(1) Period from April 14, 1995 (inception) through August 31, 1995.


                                                                  APRIL 14, 1995
                                              AS SUPPLEMENTED SEPTEMBER 28, 1995
JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS
                                       3

INVESTMENT OBJECTIVES, POLICIES AND TECHNIQUES

Unless otherwise stated, the investment objectives and policies set forth in this Prospectus are not fundamental and may be changed by the Trustees of the Trust (the "Trustees") without shareholder approval. Shareholders will be notified of material changes in investment objectives or policies. If there is a change in the investment objective or policies of any Fund, shareholders should consider whether that Fund remains an appropriate investment in light of their then current financial position and needs. The Funds are subject to additional investment policies and restrictions described in the SAI, some of which are fundamental and may not be changed without shareholder approval.

INVESTMENT OBJECTIVES

The investment objective of Janus Money Market Fund and Janus Government Money Market Fund is to seek maximum current income to the extent consistent with stability of capital. The investment objective of Janus Tax-Exempt Money Market Fund is to seek maximum current income that is exempt from federal income taxes to the extent consistent with stability of capital. There can be no assurance that a Fund will achieve its investment objective or that the Shares will be able to maintain a stable net asset value of $1.00 per share.

COMMON INVESTMENT POLICIES

The Funds will invest only in eligible high quality, short-term money market instruments that present minimal credit risks, as determined by Janus Capital Corporation, the Funds' investment adviser ("Janus Capital"), pursuant to procedures adopted by the Trustees. Each Fund may invest only in U.S. dollar-denominated instruments that have a remaining maturity of 397 days or less (as calculated pursuant to Rule 2a-7 under the Investment Company Act of 1940 ("1940 Act")) and will maintain a dollar-weighted average portfolio maturity of 90 days or less.

Except to the limited extent permitted by Rule 2a-7 and except for U.S. Government Securities (as defined below), each Fund will not invest more than 5% of its total assets in the securities of any one issuer. A guarantor is not considered an issuer for the purpose of this limit, provided that the value of all securities held by a Fund that are issued or guaranteed by that institution does not exceed 10% of the Fund's total assets. In the case of Janus Tax-Exempt Money Market Fund, up to 25% of its assets may be invested without regard to the foregoing limitations. To ensure adequate liquidity, no Fund may invest more than 10% of its net assets in illiquid investments, including repurchase agreements maturing in more than seven days and certain time deposits that are subject to early withdrawal penalties and mature in more than seven days. Because the Funds are typically used as a cash management vehicle, they intend to maintain a high degree of liquidity. Janus Capital determines and monitors the liquidity of portfolio securities under the supervision of the Trustees.

RATINGS.

High quality money market instruments include those that (i) are rated (or, if unrated, are issued by an issuer with comparable outstanding short-term debt that is rated) in one of the two highest rating categories for short-term debt by any two nationally recognized statistical rating organizations ("NRSROs") or, if only one NRSRO has issued a rating, by that NRSRO or (ii) are otherwise unrated and determined by Janus Capital to be of comparable quality. Each Fund, except Janus Tax-Exempt Money Market Fund, will invest at least 95% of its total assets in securities in the highest rating category (as determined pursuant to Rule 2a-7). Descriptions of the rating categories of Standard & Poor's Ratings Services, Moody's Investors Service, Inc., and certain other NRSROs are contained in the SAI, as is a further description of the Funds' investment policies.

Although each Fund only invests in high quality money market instruments, an investment in a Fund is subject to risk even if all securities in its portfolio are paid in full at maturity. All money market instruments, including U.S. Government Securities, can change in value as a result of changes in interest rates, the issuer's actual or perceived creditworthiness or the issuer's ability to meet its obligations.

TYPES OF SECURITIES

JANUS MONEY MARKET FUND

Janus Money Market Fund pursues its objective by investing primarily in high quality commercial paper and obligations of financial institutions. The Fund may also invest in U.S. Government Securities (as defined below) and municipal securities, although the Fund expects to invest in such securities to a lesser degree.

DEBT SECURITIES.

The Fund may invest in debt obligations of domestic issuers, including commercial paper (short-term promissory notes issued by companies to finance their, or their affiliates', current obligations), notes and bonds, and variable amount master demand notes. The Fund may invest in privately issued commercial paper which is restricted as to disposition under the federal securities laws. In general, any sale of this paper may not be made absent registration under the Securities Act of 1933 (the "1933 Act") or the availability of an appropriate exemption therefrom. Pursuant to the provisions of Section 4(2) of the 1933 Act, however, some privately issued commercial paper is eligible for resale to institutional investors, and accordingly, Janus Capital may determine that a liquid market exists for that paper pursuant to guidelines adopted by the Trustees.

OBLIGATIONS OF FINANCIAL INSTITUTIONS.

The Fund may invest in obligations of financial institutions. Examples of obligations in which the Fund may invest include negotiable certificates of deposit, bankers' acceptances and time deposits of U.S. banks (including savings and loan associations) having total assets in excess of one billion dollars and U.S. branches of foreign banks having total assets in excess of ten billion dollars. The Fund may also invest in


                                                                  APRIL 14, 1995
                                              AS SUPPLEMENTED SEPTEMBER 28, 1995
JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS
                                       4

Eurodollar and Yankee bank obligations as discussed below.

Certificates of deposit represent an institution's obligation to repay funds deposited with it that earn a specified interest rate over a given period. Bankers' acceptances are negotiable obligations of a bank to pay a draft which has been drawn by a customer and are usually backed by goods in international trade. Time deposits are non-negotiable deposits with a banking institution that earn a specified interest rate over a given period. Fixed time deposits, which are payable at a stated maturity date and bear a fixed rate of interest, generally may be withdrawn on demand by the Fund but may be subject to early withdrawal penalties that could reduce the Fund's yield. Unless there is a readily available market for them, time deposits that are subject to early withdrawal penalties and that mature in more than seven days will be treated as illiquid securities.

EURODOLLAR OR YANKEE OBLIGATIONS.

The Fund may invest in Eurodollar and Yankee bank obligations. Eurodollar bank obligations are dollar-denominated certificates of deposit or time deposits issued outside the U.S. capital markets by foreign branches of U.S. banks and by foreign banks. Yankee bank obligations are dollar-denominated obligations issued in the U.S. capital markets by foreign banks.

Eurodollar (and to a limited extent, Yankee) bank obligations are subject to certain sovereign risks. One such risk is the possibility that a foreign government might prevent dollar-denominated funds from flowing across its borders. Other risks include: adverse political and economic developments in a foreign country; the extent and quality of government regulation of financial markets and institutions; the imposition of foreign withholding taxes; and expropriation or nationalization of foreign issuers.

U.S. GOVERNMENT SECURITIES.

The Fund may invest without limit in U.S. Government Securities as described below under "Janus Government Money Market Fund."

MUNICIPAL SECURITIES.

The Fund may invest in obligations of states, territories or possessions of the United States and their subdivisions, authorities and corporations as described below under "Janus Tax-Exempt Money Market Fund." These obligations may pay interest that is exempt from federal income taxation.

JANUS GOVERNMENT MONEY MARKET FUND

Janus Government Money Market Fund pursues its objective by investing exclusively in obligations issued and/or guaranteed as to principal and interest by the United States government or by its agencies and instrumentalities and repurchase agreements secured by such obligations.

U.S. GOVERNMENT SECURITIES.

U.S. Government Securities shall have the meaning set forth in the 1940 Act. The 1940 Act defines U.S. government securities to include securities issued or guaranteed by the U.S. government, its agencies and instrumentalities and has been interpreted to include repurchase agreements collateralized and municipal securities refunded with escrowed U.S. government securities ("U.S. Government Securities"). U.S. Government Securities in which the Fund may invest include U.S. Treasury securities and obligations issued or guaranteed by U.S. government agencies and instrumentalities that are backed by the full faith and credit of the U.S. government, such as those guaranteed by the Small Business Administration or issued by the Government National Mortgage Association. In addition, U.S. Government Securities in which the Fund may invest include securities supported primarily or solely by the creditworthiness of the issuer, such as securities of the Federal National Mortgage Association, the Federal Home Loan Mortgage Corporation and the Tennessee Valley Authority. There is no guarantee that the U.S. government will support securities not backed by its full faith and credit. Accordingly, although these securities have historically involved little risk of loss of principal if held to maturity, they may involve more risk than securities backed by the full faith and credit of the U.S. government.

JANUS TAX-EXEMPT MONEY MARKET FUND

Janus Tax-Exempt Money Market Fund pursues its objective by investing primarily in municipal securities whose interest is exempt from federal income taxes, including the federal alternative minimum tax. Although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income taxes, the Fund reserves the right to invest up to 20% of the value of its net assets in securities whose interest is federally taxable. Additionally, when its portfolio manager is unable to locate investment opportunities with desirable risk/reward characteristics, the Fund may invest without limit in cash and cash equivalents, including obligations that may be federally taxable (see "Taxable Investments").

MUNICIPAL SECURITIES.

The municipal securities in which the Fund may invest include municipal notes and short-term municipal bonds. Municipal notes are generally used to provide for the issuer's short-term capital needs and generally have maturities of 397 days or less. Examples include tax anticipation and revenue anticipation notes, which generally are issued in anticipation of various seasonal revenues, bond anticipation notes, construction loan notes and tax-exempt commercial paper. Short-term municipal bonds may include "general obligation bonds," which are secured by the issuer's pledge of its faith, credit and taxing power for payment of principal and interest; "revenue bonds," which are generally paid from the revenues of a particular facility or a specific excise tax or other source; and "industrial development bonds," which are issued by or on behalf of public authorities to provide funding for various privately operated industrial and commercial facilities. The Fund may also invest in high quality participation interests in municipal securities. A more detailed description of various types of municipal securities is contained in Appendix B in the SAI.

When the assets and revenues of an agency, authority, instrumentality or other political subdivision are separate from those of the


                                                                  APRIL 14, 1995
                                              AS SUPPLEMENTED SEPTEMBER 28, 1995
JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS
                                       5
government creating the issuing entity and a security is backed only by the assets and revenues of the issuing entity, that entity will be deemed to be the sole issuer of the security. Similarly, in the case of an industrial development bond backed only by the assets and revenues of the non-governmental issuer, the non-governmental issuer will be deemed to be the sole issuer of the bond.

At times, the Fund may invest more than 25% of the value of its total assets in tax-exempt securities that are related in such a way that an economic, business, or political development or change affecting one such security could similarly affect the other securities; for example, securities whose issuers are located in the same state, or securities whose interest is derived from revenues of similar type projects. The Fund may also invest more than 25% of its assets in industrial development bonds or participation interests therein.

Yields on municipal securities are dependent on a variety of factors, including the general conditions of the money market and of the municipal bond and municipal note markets, the size of a particular offering, the maturity of the obligation and the rating of the issue. The achievement of the Fund's investment objective is dependent in part on the continuing ability of the issuers of municipal securities in which the Fund invests to meet their obligations for the payment of principal and interest when due. Obligations of issuers of municipal securities are subject to the provisions of bankruptcy, insolvency and other laws affecting the rights and remedies of creditors, such as the Bankruptcy Reform Act of 1978, as amended. Therefore, the possibility exists that, as a result of litigation or other conditions, the ability of any issuer to pay, when due, the principal of and interest on its municipal securities may be materially affected.

MUNICIPAL LEASES.

The Fund may invest in municipal leases or participation interests therein. Municipal leases are municipal securities which may take the form of a lease or an installment purchase or conditional sales contract. Municipal leases are issued by state and local governments and authorities to acquire a wide variety of equipment and facilities. Lease obligations may not be backed by the issuing municipality's credit and may involve risks not normally associated with general obligation bonds and other revenue bonds. For example, their interest may become taxable if the lease is assigned and the holders may incur losses if the issuer does not appropriate funds for the lease payment on an annual basis, which may result in termination of the lease and possible default. Janus Capital may determine that a liquid market exists for municipal lease obligations pursuant to guidelines established by the Trustees.

TAXABLE INVESTMENTS.

As discussed above, although the Fund will attempt to invest substantially all of its assets in municipal securities whose interest is exempt from federal income tax, the Fund may under certain circumstances invest in certain securities whose interest is subject to such taxation. These securities include:
(i) short-term obligations of the U.S. government, its agencies or instrumentalities, (ii) certificates of deposit, bankers' acceptances and interest-bearing savings deposits of banks having total assets of more than one billion dollars and whose deposits are insured by the Federal Deposit Insurance Corporation, (iii) commercial paper and (iv) repurchase agreements as described below covering any of the securities described in items (i)-(iii) above or any other obligations of the U.S. government, its agencies or instrumentalities.

COMMON INVESTMENT TECHNIQUES

PARTICIPATION INTERESTS.

The Funds may invest in participation interests in any type of security in which the Funds may invest. A participation interest gives a Fund an undivided interest in the underlying securities in the proportion that the Fund's participation interest bears to the total principal amount of the underlying securities. Participation interests usually carry a demand feature, as described below, backed by a letter of credit or guarantee of the institution that issued the interests permitting the holder to tender them back to the institution.

DEMAND FEATURES.

The Funds may invest in securities that are subject to puts and stand-by commitments ("demand features"). Demand features give the Fund the right to resell securities at specified periods prior to their maturity dates to the seller or to some third party at an agreed-upon price or yield. Securities with demand features may involve certain expenses and risks, including the inability of the issuer of the instrument to pay for the securities at the time the instrument is exercised, non-marketability of the instrument and differences between the maturity of the underlying security and the maturity of the instrument. Securities may cost more with demand features than without them. Demand features can serve three purposes: to shorten the maturity of a variable or floating rate security, to enhance the instrument's credit quality and to provide a source of liquidity. Demand features are often issued by third party financial institutions, generally domestic and foreign banks. Accordingly, the credit quality and liquidity of the Funds' investments may be dependent in part on the credit quality of the banks supporting the Funds' investments. This will result in exposure to risks pertaining to the banking industry, including the foreign banking industry. Brokerage firms and insurance companies also provide certain liquidity and credit support.

VARIABLE AND FLOATING RATE SECURITIES.

The securities in which the Funds invest may have variable or floating rates of interest. These securities pay interest at rates that are adjusted periodically according to a specified formula, usually with reference to some interest rate index or market interest rate. Securities with ultimate maturities of greater than 397 days may be purchased only pursuant to Rule 2a-7. Under that Rule, only those long-term instruments that have demand features which comply with certain requirements and certain variable rate U.S. Government Securities may be purchased. Similar to fixed rate debt instruments, variable and floating rate instruments are subject to changes in value based on changes in market interest rates or changes in the issuer's or guarantor's creditworthiness. The rate of interest on securities purchased by a Fund


                                                                  APRIL 14, 1995
                                              AS SUPPLEMENTED SEPTEMBER 28, 1995
JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS
                                       6
may be tied to short-term Treasury or other government securities or indices on securities that are permissible investments of the Funds, as well as other money market rates of interest. The Funds will not purchase securities whose values are tied to interest rates or indices that are not appropriate for the duration and volatility standards of a money market fund.

MORTGAGE- AND ASSET-BACKED SECURITIES.

Janus Money Market Fund and Janus Government Money Market Fund may purchase fixed or adjustable rate mortgage-backed securities issued by the Government National Mortgage Association, Federal National Mortgage Association or the Federal Home Loan Mortgage Corporation. In addition, Janus Money Market Fund may purchase other asset-backed securities, including securities backed by automobile loans, equipment leases or credit card receivables. These securities directly or indirectly represent a participation in, or are secured by and payable from, fixed or adjustable rate mortgage or other loans which may be secured by real estate or other assets. Unlike traditional debt instruments, payments on these securities include both interest and a partial payment of principal. Prepayments of the principal of underlying loans may shorten the effective maturities of these securities and may result in a Fund having to reinvest proceeds at a lower interest rate.

REPURCHASE AGREEMENTS.

Each Fund may seek additional income by entering into repurchase agreements with respect to obligations that could otherwise be purchased by a Fund. Repurchase agreements are transactions in which a Fund purchases securities and simultaneously commits to resell those securities to the seller at an agreed-upon price on an agreed-upon future date. The resale price reflects a market rate of interest that is not related to the coupon rate or maturity of the purchased securities. If the seller of the securities underlying a repurchase agreement fails to pay the agreed resale price on the agreed delivery date, a Fund may incur costs in disposing of the collateral and may experience losses if there is any delay in its ability to do so.

REVERSE REPURCHASE AGREEMENTS.

Each Fund may enter into reverse repurchase agreements. Reverse repurchase agreements are transactions in which a Fund sells a security and simultaneously commits to repurchase that security from the buyer at an agreed upon price on an agreed upon future date. This technique will be used only for temporary or emergency purposes, such as meeting redemption requests, or to earn additional income on portfolio securities.

DELAYED DELIVERY SECURITIES.

Each Fund may purchase securities on a when-issued or delayed delivery basis. Securities so purchased are subject to market price fluctuation from the time of purchase but no interest on the securities accrues to a Fund until delivery and payment for the securities take place. Accordingly, the value of the securities on the delivery date may be more or less than the purchase price. Forward commitments will be entered into only when a Fund has the intention of taking possession of the securities, but a Fund may sell the securities before the settlement date if deemed advisable.

BORROWING AND LENDING.

Each Fund may borrow money for temporary or emergency purposes in amounts up to 25% of its total assets. A Fund may not mortgage or pledge securities except to secure permitted borrowings. As a fundamental policy, a Fund will not lend securities or other assets if, as a result, more than 25% of its total assets would be lent to other parties; however, the Funds do not currently intend to engage in securities lending. Each Fund intends to seek permission from the SEC to borrow money from or lend money to other funds that permit such transactions and are advised by Janus Capital. There is no assurance that such permission will be granted.

PORTFOLIO TURNOVER.

Because the Funds invest in securities with relatively short-term maturities, each Fund is expected to have a high portfolio turnover rate. However, a high turnover rate should not increase a Fund's costs because brokerage commissions are not normally charged on the purchase and sale of money market instruments.

JOINT ACCOUNTS.

The Funds have requested exemptive relief from the SEC to permit the Funds and other funds advised by Janus Capital to invest in certain money market instruments through a joint account. Accordingly, the Funds may purchase such instruments through a joint account if such relief is granted.

INVESTMENT ADVISER AND ADMINISTRATOR

INVESTMENT ADVISER

Each Fund has a separate Investment Advisory Agreement with Janus Capital, 100 Fillmore Street, Suite 300, Denver, Colorado 80206-4923. Janus Capital has served as investment adviser to Janus Fund since 1970 and currently serves as investment adviser to all of the Janus funds, as well as adviser or subadviser to other mutual funds and individual, corporate, charitable and retirement accounts. Kansas City Southern Industries, Inc., a publicly traded holding company whose primary subsidiaries are engaged in transportation, information processing and financial services ("KCSI"), owns approximately 83% of the outstanding voting stock of Janus Capital. Thomas H. Bailey, the President and Chairman of the Board of Janus Capital, owns approximately 12% of its voting stock and, by agreement with KCSI, selects a majority of Janus Capital's Board.

Pursuant to the Investment Advisory Agreements, Janus Capital furnishes continuous advice and recommendations concerning each Fund's investments. Each of the Funds has agreed to compensate Janus Capital for its advisory services by the monthly payment of a fee at the annual rate of 0.20% of the value of the average daily net assets of each Fund. Until at least the period ending June 16, 1996, however, Janus Capital has agreed to waive a portion of its fee and accordingly, the advisory fee of each Fund will initially be calculated at the annual rate of 0.10% of the value of each Fund's average daily net assets.


                                                                  APRIL 14, 1995
                                              AS SUPPLEMENTED SEPTEMBER 28, 1995
JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS
                                       7

ADMINISTRATOR

Each of the Funds has also entered into an Administration Agreement with Janus Capital, pursuant to which Janus Capital furnishes certain administrative, compliance and accounting services for the Funds, pays the costs of printing reports and prospectuses for existing shareholders, provides office space for the Funds and pays the salaries, fees and expenses of all Fund officers and of those Trustees who are affiliated with Janus Capital. Administrative services provided by Janus Capital under the Administration Agreements include custody and transfer agency services. Janus Capital is paid a fee, calculated daily and paid monthly, at the annual rate of 0.15% of the value of the average daily net assets of each Fund attributable to Shares for services rendered pursuant to the Administration Agreements. At least for the period ending June 16, 1996, however, Janus Capital has agreed to waive a portion of its fee and accordingly, the administration fee paid by the Shares will initially be calculated at the annual rate of 0.05% of the value of each Fund's average daily net assets attributable to the Shares.

Each Fund pays all of its expenses not assumed by Janus Capital, including auditing fees and independent Trustees' fees and expenses. For the fiscal year ending October 31, 1995, Janus Capital has undertaken to reimburse the Funds for audit fees and expenses and the fees and expenses of Fund Trustees who are not affiliated with Janus Capital.

PORTFOLIO TRANSACTIONS

Purchases and sales of securities on behalf of each Fund are executed by brokers and dealers selected by Janus Capital. Broker-dealers are selected on the basis of their ability to obtain best price and execution for the Funds' transactions and recognizing brokerage, research and other services provided to the Fund and to Janus Capital. Janus Capital may also consider payments made by brokers effecting transactions for a Fund i) to the Fund or ii) to other persons on behalf of the Fund for services provided to the Fund for which it would be obligated to pay. The Funds' Trustees have also authorized the Funds to place portfolio transactions on an agency basis with a broker-dealer that is affiliated with Janus Capital. Agency trades, if any, that are placed with such affiliated party serve to reduce certain expenses of the Funds. The SAI further explains the selection of broker-dealers.

PERSONAL INVESTING

Janus Capital permits investment personnel to purchase and sell securities for their own accounts subject to Janus Capital's policy governing personal investing. Janus Capital's policy requires investment and other personnel to conduct their personal investment activities in a manner that Janus Capital believes is not detrimental to the Funds and Janus Capital's other advisory clients. See the SAI for more detailed information.

DISTRIBUTIONS AND TAXES

Dividends representing substantially all of the net investment income and any net realized gains on sales of securities are declared daily, Saturdays, Sundays and holidays included, and distributed on the last business day of each month. If a month begins on a Saturday, Sunday or holiday, dividends for those days are paid at the end of the preceding month. Distributions will be reinvested in Shares of a Fund or wired to a predesignated bank account at the election of the shareholder. If no election is made, all distributions will be reinvested in additional Shares of a Fund.

Shares purchased by wire on a day on which the Funds calculate their net asset value will receive that day's dividend if the purchase is effected at or prior to 3:00 p.m. (New York time) for the Janus Money Market and Janus Government Money Market Funds and 12:00 p.m. (New York time) for the Janus Tax-Exempt Money Market Fund. Otherwise, such Shares begin to accrue dividends on the first business day following receipt of the order.

Redemption orders effected on any particular day will generally receive dividends declared through the day of redemption. However, redemptions made by wire which are received prior to 3:00 p.m. (New York time) for the Janus Money Market and Janus Government Money Market Funds and 12:00 p.m. (New York time) for the Janus Tax-Exempt Money Market Fund will result in Shares being redeemed that day. Proceeds of such a redemption will normally be sent to the predesignated account on that day and that day's dividend will not be received. Requests for redemptions made by wire which are received after 3:00 p.m. (12:00 p.m. for Janus Tax-Exempt Money Market Fund) will be processed on that day and receive that day's dividend, but will not be wired until the following business day.

Distributions for all of the Funds (except Janus Tax-Exempt Money Market Fund) are taxable income and are subject to federal income tax (except for shareholders exempt from income tax), whether such distributions are received in cash or are reinvested in additional Shares. Full information regarding the tax status of income dividends and any capital gains distributions will be mailed to shareholders for tax purposes on or before January 31st of each year. Because the Funds are money market funds, they do not anticipate making any capital gains distributions.

Janus Tax-Exempt Money Market Fund anticipates that substantially all income dividends it pays will be exempt from federal income tax. However, dividends attributable to interest on taxable investments, together with distributions from any net realized capital gains, are taxable. In addition, interest on certain private activity bonds is a preference item for purposes of the individual and corporate alternative minimum taxes. To the extent that the Fund earns such income,


                                                                  APRIL 14, 1995
                                              AS SUPPLEMENTED SEPTEMBER 28, 1995
JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS
                                       8
shareholders who are subject to the alternative minimum tax must include such income as a preference item. The Fund will advise shareholders of the percentage of dividends, if any, subject to the alternative minimum tax.

Dividends and capital gains distributions may also be subject to state and local taxes. In certain states some portion of dividends and distributions (depending on the sources of the Fund's net income) of Janus Tax-Exempt Money Market Fund may be exempt from state and local taxes. Shareholders should consult their own tax advisor regarding exemption from any applicable state and local tax, as well as the tax treatment of any dividends or distributions from the Shares.

The Funds intend to comply with provisions of the Internal Revenue Code applicable to investment companies, and thus it is not expected that any of the Funds will be required to pay any federal income or excise taxes. The SAI further explains the Funds' tax status.

PERFORMANCE

The Shares may measure performance in several ways, including "yield," "effective yield," and "tax equivalent yield" (for Janus Tax-Exempt Money Market Fund only). Yield is a way of showing the rate of income the Shares earn on investments as a percentage of the Share price. Yield represents the income, less expenses generated by an investment, in the Shares over a seven-day period expressed as an annual percentage rate. Effective yield is similar in that it is calculated over the same time frame, but instead the net investment income is compounded and then annualized. Due to the compounding effect, the effective yield will normally be higher than the yield.

Shares of Janus Tax-Exempt Money Market Fund may also quote tax-equivalent yield, which shows the taxable yield an investor would have to earn before taxes to equal such Shares' tax-free yield. A tax-equivalent yield is calculated by dividing such Shares' tax-exempt yield by the result of one minus a stated federal tax rate. Only that portion of the Fund's income that is tax-exempt is adjusted in this calculation.

Performance figures are based upon historical results and are not intended to indicate future performance.

From time to time in advertisements or sales material, the Funds may discuss the Shares' performance ratings or other information as published by recognized statistical or rating services, such as Lipper Analytical Services, Inc., IBC/Donoghue's Money Fund Report, Morningstar or by publications of general interest, such as Forbes or Money. In addition, the Funds may compare the Shares' yield to those of certain U.S. Treasury obligations or other money market instruments.

MISCELLANEOUS INFORMATION

ORGANIZATION


Each Fund is an open-end management investment company registered under the 1940 Act as a series of the Trust, which was created on February 11, 1986. Each Fund currently offers two classes of shares by separate prospectuses. The Shares offered by this Prospectus are available only to institutional clients, including corporations, foundations and trusts, and individuals meeting certain initial investment requirements, while Investor Shares of each Fund are available to the general public. Because the expenses of each class may differ, the performance of each class is expected to differ. If you would like additional information, please call Janus Extended Services at 1-800-29JANUS.


TRUSTEES

The Trustees oversee the business affairs of the Trust and are responsible for major decisions relating to each Fund's investment objective and policies. The Trustees delegate the day-to-day management of the Funds to the officers of the Trust and meet at least quarterly to review the Funds' investment policies, performance, expenses and other business affairs. In approving the use of a single combined prospectus, the Trustees considered the possibility that one Fund might be liable for misstatements in this Prospectus regarding information concerning another Fund.

VOTING RIGHTS

The Trust is not required to hold annual shareholder meetings. However, special meetings may be called for a specific class of shares, a specific Fund, or for the Trust as a whole, for purposes such as electing or removing Trustees, terminating or reorganizing the Trust, changing fundamental policies or voting on matters when required by the 1940 Act. Separate votes are taken by a separate class of shares only if a matter affects or requires the vote of just those Shares. Shareholders are entitled to cast one vote for each Share they own.

CUSTODIAN, TRANSFER AGENT AND DISTRIBUTOR

United Missouri Bank, N.A., P.O. Box 419226, Kansas City, Missouri 64141-6226, is the custodian of the Funds' assets. The custodian holds each Fund's assets in safekeeping and collects and remits the income thereon subject to the instructions of each Fund.

Janus Service  Corporation,  P.O. Box 173375,  Denver,  Colorado  80217-3375,  a
wholly-owned   subsidiary  of  Janus  Capital,   provides  transfer  agency  and
shareholder services for the Funds.

Janus Distributors, Inc., 100 Fillmore Street, Suite 300, Denver, Colorado 80206-4923, a wholly-owned subsidiary of Janus Capital, is a distributor of the Shares.


                                                                  APRIL 14, 1995
                                              AS SUPPLEMENTED SEPTEMBER 28, 1995
JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS
                                       9

SHAREHOLDER'S GUIDE

HOW TO OPEN AN ACCOUNT

ESTABLISHING YOUR ACCOUNT

The Application enclosed with this Prospectus describes the options available to
you  as  an  institutional   shareholder  of  the  Funds.  After  reviewing  the
Application carefully, complete, sign and forward it to:

Via Regular Mail                   Via Express Mail-Overnight Delivery
Janus Funds                        Janus Funds
P.O. Box 173375                    100 Fillmore Street, Suite 300
Denver, CO 80217-3375              Denver, CO 80206-4923
Attn: Extended Services            Attn: Extended Services

Do not include any purchase money with the Application. All purchases of Shares should be effected by wire transfer. See "Purchasing Shares." The Funds reserve the right to suspend the offering of the Shares for a period of time and to reject any specific purchase request.

TAXPAYER IDENTIFICATION NUMBERS

On the Application, you must furnish the Funds with your taxpayer identification number and state whether or not you are subject to backup withholding, certified under penalties of perjury as prescribed by the Internal Revenue Code and regulations. Dividends and capital gains distributions in an account without proper certification will be subject to a 31% federal backup withholding. In addition to the 31% backup withholding, redemption proceeds on established accounts may be reduced by $50 to reimburse a Fund for any penalty that the Internal Revenue Service imposes on that Fund for your failure to report a correct taxpayer identification number to the Fund.

DISTRIBUTION OPTIONS

Shareholders have the option of having their dividends and distributions automatically reinvested in Shares of a Fund or wired to a predesignated bank account. If no election is made, all dividends and distributions will be reinvested in additional Shares.

PURCHASING SHARES

You must establish a Fund account and receive an account number before making purchases by wire. Requests to purchase Janus Money Market Fund and Janus Government Money Market Fund received before 3:00 p.m. (New York time) will receive dividends declared on the purchase date. Requests to purchase Janus Tax-Exempt Money Market Fund must be received before 12:00 p.m. (New York time) in order to receive the dividend declared on the day of purchase. In addition, the Funds' transfer agent must receive payment in federal funds by 4:00 p.m. (New York time). Purchase orders received after these times will receive the dividend declared the following day.

WIRE INSTRUCTIONS:

Request your bank to transmit immediately available funds by wire for purchase of Shares to the Funds' custodian bank as follows:

United Missouri Bank, N.A., Kansas City, Missouri
ABA # 101000695
BNF = Janus Money Market Funds Account # 9870610000
For credit to:      Name of Shareholder:
                    Shareholder Account No.:
                    Name of Fund(s):

Complete information regarding your account must be included in all wire instructions in order to facilitate prompt and accurate handling of investments. Please contact the Janus Extended Services Team at 1-800-29JANUS when you intend to make a wire purchase.

The Funds do not charge any fees for transactions by wire in Shares of the Funds.

Once you have established a Fund account, you may purchase Shares for such account or open additional accounts with other Funds at any time. The Funds reserve the right to suspend the offering of Shares for a period of time and to reject any specific purchase request. If you have any questions, please call 1-800-29JANUS.

MINIMUM INVESTMENT

The minimum initial investment in the Shares is $250,000. The Funds may, in their discretion, waive this minimum under certain circumstances but, in such event, the minimum must be reached within 90 days of opening the account.

NET ASSET VALUE

The net asset value ("NAV") of the Shares is determined at the close of the regular trading session of the New York Stock Exchange (normally 4:00 p.m., New York time) each day that the Exchange is open. NAV per share is determined by dividing the total value of the securities and other assets, less liabilities, by the total number of Shares outstanding. Portfolio securities are valued at their amortized cost. Amortized cost valuation involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity (or such other date as permitted by Rule 2a-7) of any discount or premium. If fluctuating interest rates cause the market value of a portfolio to deviate more than 1/2 of 1% from the value determined on the basis of amortized cost, the Trustees will consider whether any action, such as adjusting the Share's NAV to reflect current market conditions, should be initiated to prevent any material dilutive effect on shareholders.

SHARE CERTIFICATES

Share certificates are not available for the Shares in order to maintain the general liquidity that is representative of a money market fund and to help facilitate transactions in shareholder accounts.


                                                                  APRIL 14, 1995
                                              AS SUPPLEMENTED SEPTEMBER 28, 1995
JANUS INSTITUTIONAL MONEY MARKET FUNDS PROSPECTUS
                                       10

HOW TO EXCHANGE SHARES

The Janus funds include several funds with a variety of investment objectives. You may exchange your Shares for shares of any other Janus fund that is available to the public and registered in your state of residence. There are certain procedures which should be followed to effect the transfer of the entire or partial balance in your Shares to one of the other Janus funds. The Funds reserve the right to reject any exchange request and to modify or terminate the exchange privilege at any time. For example, the Funds may reject exchanges from accounts engaged in excessive trading (including market timing transactions) that are detrimental to the Funds. If you would like more information regarding this option, please call the Janus Extended Services Team at 1-800-29JANUS.

HOW TO REDEEM SHARES

PARTIAL OR COMPLETE REDEMPTIONS

You may redeem all or a portion of your Shares on any business day that the New York Stock Exchange is open. Your Shares will be redeemed at the NAV next calculated after your Fund has received your redemption request in good order and meeting all the requirements of this Prospectus. Proceeds of such redemption generally will be wired to your predesignated bank account as of the day of redemption unless that day is a bank holiday, in which case, redemption proceeds will be wired on the next bank business day.

IN WRITING

To redeem all or part of your Shares in writing, send a letter of instruction to the following address:

Via Regular Mail                   Via Express Mail-Overnight Delivery
Janus Funds                        Janus Funds
P.O. Box 173375                    100 Fillmore Street, Suite 300
Denver, CO 80217-3375              Denver, CO 80206-4923
Attn: Extended Services            Attn: Extended Services

The letter should be on company letterhead and should specify the name of the Fund, the number of Shares or dollars being redeemed, the account number, appropriate wiring instructions, the name(s) on the account, your name and your daytime telephone number. The letter must be signed by an authorized person whose signature is on file with the Fund.

BY TELEPHONE

Shares may be redeemed by telephone. If a request for a redemption is received by 3:00 p.m. (New York time) for the Janus Money Market Fund and Janus Government Money Market Fund and by 12:00 p.m. (New York time) for the Janus Tax-Exempt Money Market Fund, Shares will be redeemed and the redemption amount wired in federal funds to the shareholder's predesignated bank account that day. After 3:00 p.m. (12:00 p.m. for Janus Tax-Exempt Money Market Fund), a redemption request will be processed at that day's NAV and will include that day's dividends, but generally will not be wired until the next business day. There is no fee for redemptions by wire.

BY A FUND

Your account may be terminated by your Fund if, due to the transfer or redemption of Shares, the value of the remaining Shares in your account falls below the minimum investment required to open a new account, or if you engage in illegal or other conduct detrimental to the Funds. In the case of insufficient account size, your Fund will notify you that you have 60 days to increase your account to the minimum required before redeeming your account.

SPECIAL SHAREHOLDER SERVICES AND OTHER INFORMATION

PORTFOLIO INFORMATION

You may call 1-800-29JANUS by TouchTone(TM) telephone for access to certain information regarding your account, including current yield and dividend rate information, Monday through Friday from 7:00 a.m. to 10:00 p.m. (New York time).

TELEPHONE INSTRUCTIONS

You may initiate many transactions by telephone. The Funds and their agents will not be responsible for any losses resulting from unauthorized transactions when procedures designed to verify the identity of the caller are followed.

ACCOUNT ADDRESS AND NAME CHANGES

To change the address on your account, you may call 1-800-29JANUS or send a written request signed by all registered owners of your account. Please include the name of the Fund(s), the account number(s), the name(s) on the account and both the old and new addresses. Within the first 10 days of an address change, redemptions are permissible only if the redemption proceeds are wired to a pre-designated bank account or you provide the Funds with appropriate corporate resolutions changing wire instructions. Please call 1-800-29JANUS for additional information.

To change the name on an account, the Shares must be transferred to a new account. Such a change generally requires written instructions with the guaranteed signatures of all registered owners, as well as an Application and supporting legal documentation, if applicable. Please call 1-800-29JANUS for additional information.

STATEMENTS AND REPORTS

Each shareholder will receive daily confirmations of purchases and redemptions made in the Funds. On the last day of each month, the shareholder will receive a statement reporting all purchases and redemptions made during that month, and dividends paid during the month.

Twice each year you will receive the financial statements of the Funds, including a statement listing portfolio securities. To reduce expenses, only one copy of most reports (such as the Funds' Annual Report) may be mailed to all accounts with the same tax identification number. Please call 1-800-29JANUS if you need additional reports sent each time.

TEMPORARY SUSPENSION OF SERVICES

The Funds or their agents may temporarily suspend telephone transactions and other shareholder services described in this Prospectus upon reasonable notice or to the extent that any circumstance reasonably beyond the control of the Funds or their agents materially hampers the provision of such services.


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                                              AS SUPPLEMENTED SEPTEMBER 28, 1995
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